UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 8, 2007
                                                          --------------


                                  Voxware, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

     Delaware                          0-021403                  36-3934824
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


Lawrenceville Office Park,
168 Franklin Corner Road,
Lawrenceville, New Jersey                                          08648
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (609) 514-4100
                          -----------------------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425).

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12).

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b)).

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02. DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


        On August 8, 2007, Michael Janis, a member of the Board of Directors (the "Board") of Voxware, Inc., a Delaware corporation (the "Company"), expressed his intention to resign from the Board and the Audit Committee of the Board, effective on the date of the Company's 2007 Annual Meeting of Stockholders or such earlier time as his replacement is elected and qualified. There is no disagreement between Mr. Janis and the Company on any matter relating to the Company's operations, policies or practices. The Company is actively searching for a replacement for Mr. Janis.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            VOXWARE, INC.



Dated: August 13, 2007                      By:  /s/ Paul Commons
                                            ------------------------------------
                                            Name:  Paul Commons
                                            Title: Vice President and
                                                   Chief Financial Officer